Exhibit 99.1

ETRN Accelerated Total Transformation March 2020

Accelerated Total Transformation

Four Actions to Reshape ETRN

Agreements with EQT	Purchasing 25.3 MM ETRN Shares[2]	ETRN to Acquire EQM	Dividend and Capital Allocation Policy

• 15-year gas gathering contract with 3 Bcf/d MVC and step-up to 4 Bcf/d MVC[1]
• Over 100,000 core West Virginia acres dedicated
	• Unique opportunity to buy back ETRN shares from EQT
	• Represents nearly 10% of current shares outstanding
	• Consideration structured to minimize upfront cash payment
		• Each public common unit of EQM to receive 2.44 common shares of ETRN
		• Expected to close mid-2020
		• Simplified structure offers enhanced governance and broadens investor base
			• $0.60 per ETRN share annual dividend
			• Dividend policy targets[3]:
			  • Leverage Ratio ~4.0x exiting 2021
			  • Positive retained free cash flow exiting 2021

(1) See slide 6 for additional information regarding the MVC profile.
(2) Expected to close in early March 2020. See slide 12 for additional information regarding the share purchase.
(3) Leverage Ratio is Pro forma ETRN Consolidated Debt / (Pro forma ETRN Adjusted EBITDA + deferred revenue). See slide 30 for important disclosures regarding the non-GAAP financial measures adjusted EBITDA and retained free cash flow.

2

Accomplishing Key Objectives 3 Final step to simplified single C - Corp security with enhanced corporate governance Asymmetric risk profile through highly predictable cash flow Commercial alignment with EQT allows optimized drilling plan and midstream capital efficiency Dividend and capital allocation policy designed to advance strategic objectives and return value to shareholders in any environment De - levering plan to quickly strengthen balance sheet

4 Effective Immediately Phase One – Blend, Broaden and Extend MVC of 3.0 Bcf/d 15 - year contract Over 100,000 core WV acres dedicated Capital investment protections Flexibility to execute combo development Single MVC eliminates legacy deficiencies Lower credit threshold for letter - of - credit posting • Creates ~$250 MM of liquidity 15 - year gas gathering agreement for PA & WV replaces over a dozen agreements

5 Effective with MVP in - service Phase Two – Blend, Broaden and Extend (1) See slide 21 for additional information regarding water MVC. (2) See slide 22 for additional information regarding the Henry Hub upside potential. MVC step - up • Peaking at 4.0 Bcf/d 5 - year PA water MVC (1) • $60 MM per year of firm water revenue 3 - year Henry Hub upside potential (2) • Up to $60 MM per year of cash flow Rate relief limited to 3 years • $125 MM, $140 MM and $35 MM

Gas Gathering Agreement 6 Significant step - up and extension of gathering MVC drives predictable cash flows New EQT MVC covers Pennsylvania and West Virginia volumes Assumes 12/31/2020 MVP in - service. Present value based on a 10% discount rate. Prior EQT MVCs include firm reservation commitments. MVC Revenue PV - 10 Prior EQT MVCs = $2.8 B Phase 1 = $4.7 B Phase 2 = $4.9 B Phase 2 MVC Phase 1 MVC

7 Combo development / return to pad drilling, leads to step - change in CAPEX Capital Efficiency Drives Long - Term FCF Note: forecasts assume MVP in - service date of 12/31/2020. CAPEX includes capital contributions to MVP JV and 60% of Eureka Midstream capital expenditures. Capex and free cash flow forecasts reflect volume and other forecasts received from producer customers, as adjusted and extra pol ated based on management’s judgements. (1) See slide 30 for important disclosures regarding the non - GAAP financial measures free cash flow. Forecasted Free Cash Flow ($B) (1) Forecasted Total Capex ($B) Benefits of return to pad drilling begin to be realized 2024 - 2027 New Agreement with EQT → Value through visible long - term free cash flow Long - term Free Cash Flow ~$1B per year Transmission projects largely completed 2021 - 2023

Commercial Agreements with EQT 8 Modest net impact to cash flows from commercial agreements $MM 2020E 2021E 2022E 2023E Gas gathering agreement $0 $(125) $(140) $(35) PA water MVC (1) $0 $20 $20 $20 Henry Hub upside (2) $0 $0 - $60 $0 - $60 $0 - $60 Net cash flow impact $0 $(105) - $(45) $(120) - $(60) $(15) - $45 Assumes 12/31/2020 MVP in - service. (1) See slide 21 for additional information regarding the PA water MVC. (2) See slide 22 for additional information regarding the Henry Hub upside potential. $MM Cumulative Impact Gas gathering agreement $(300) PA water MVC – 5 years (1) $100 Henry Hub upside (2) $0 - $180 Net cash flow impact $(200) - $(20) Cash flow upside from volumes in excess of forecasted volumes Volume growth incentivized through $0.30/Dth rate on volumes above MVC

Gas Gathering Agreement 9 Securing growth opportunity and enhancing capital efficiency Estimated $500 MM net present value from investment supporting development of newly dedicated West Virginia acreage • Over 100,000 acres dedicated in core development areas across northern West Virginia Capital investment protections Incremental compression investments will generate a separate compression fee Acreage Map Net present value based on 10% discount rate.

Gas Gathering Agreement

Combo development provides midstream capital efficiencies

Systematic buildout of gas gathering system yields midstream capital efficiency

- Concentrated footprint reduces overall build miles relative to scattered pad development
- ~30% reduction in capital from 50% fewer pipeline miles and upsized pipe diameter from 12" to 16"
- Estimated $250 MM of capital savings in 2021-2023

EQT choke management program results in predictable operations and enhanced midstream planning

- Avoid sizing midstream facilities for short-lived peak initial production rates
- Minimize back-off of nearby wells when new production comes on-line

Combo Development Example


Step one – initial drilling plan
Existing gathering lines and compression
Step two – return to pad drilling utilizes infrastructure built for step one

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11 Pro Forma ETRN Growth Capex Forecasted Growth Capex ($B) 2021E – 2023E Growth Capex Detail (%) CAPEX includes capital contributions to MVP JV and 60% of Eureka Midstream capital expenditures. The MVP JV is evaluating an expansion opportunity that could add approximately 0.5 Bcf per day of capacity through the instal lat ion of incremental compression. The pro forma ETRN CAPEX forecast assumes the MVP expansion is placed in - service 1/1/2023. ~$365 MM annual gathering growth CAPEX to support mid - single digit forecasted volume CAGR

12 Unique opportunity to buy back significant block of ETRN stock Purchase of 25.3 MM Shares of ETRN from EQT Shares acquired & retired in March 2020 $52 MM upfront cash $196 MM PV10 consideration to be paid in rate relief in Phase 2 Reduces equity overhang Upfront cash of $52 MM Rate relief over 2 - years with MVP in - service (Phase 2) • $145 MM year - one and $90 MM year - two • EQT has option to receive the rate relief consideration in cash in the event that MVP is not in - service by January 2022 See slide 23 for total net cash flow impact from commercial agreements and share buy back rate relief consideration. EQT remaining 25.3 million shares of ETRN represents approximately 6% of pro forma ETRN shares outstanding

13 Revenue recognition under GAAP Accounting for New Gathering Contract Note: Graph reflects MVP in - service of 12/31/2020. Accounting treatment is not impacted by MVP in - service date, however applica ble rates may vary. (1) Values subject to change with MVP in - service date and other applicable contract adjustments. GAAP will utilize an average gathering rate for the MVCs over the life of the contract Difference between cash received and revenue recognized is deferred revenue until 2026 Annual deferred revenue forecast $MM¹ ($87)($449) ($114) ($123) ($277) ($240) $132 $132 $132 $132$30 $30 $176 $176 $176 $176 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Rate ($/Dth) Cash Received Revenue Recognition

14 Deferred Revenue Impact on Adjusted EBITDA $B 2020E 2021E 2022E 2023E Previous EQM adjusted EBITDA (1) $1.38 No prior guidance Deferred revenue $(0.45) $(0.11) $(0.12) $(0.28) Pro Forma ETRN adjusted EBITDA (1) $0.92 $1.40 $1.46 $1.63 (1) 2020E represents mid - point of previous guidance. See slide 30 for information regarding the non - GAAP measures adjusted EBITDA, d istributable cash flow, free cash flow and retained free cash flow. 2020E does not include (i) contributions from MVP, which has a targeted in - service of late 2020 and is backed by 20 - year firm re servation commitments, or (ii) contributions relating to the 20 - year firm reservation commitments backing Hammerhead and EEP, which commitments commence with MVP in - service. MVP in - service is assumed t o be 12/31/2020. Distributable Cash Flow, Free Cash Flow and Retained Free Cash Flow are not impacted by deferred revenue (1)

ETRN to Acquire EQM

Roll-up transaction simplifies structure and provides multiple benefits

Acquisition Terms

ETRN will acquire EQM in a 100% share-for-unit exchange

- **EQM public common unitholders will receive 2.44 shares of ETRN common stock for each common unit of EQM**
- **~3% premium to the 20-day VWAP[(1)]**

EQM to become a wholly owned subsidiary of ETRN following merger

Expected to close mid-2020, subject to closing conditions and approval from ETRN shareholders and EQM unitholders

Strategic Rationale

Single C-Corp security eliminates complexity and offers improved governance

ETRN anticipates near zero cash taxes through at least 2023 and minimal cash taxes through at least 2026

Creates broader investor base

Increased float improves trading liquidity

Enhances opportunity for index inclusion

(1) Based on volume weighted average price for EQM and ETRN over the 20-days ending February 26, 2020.

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16 Pro Forma ETRN Projections (1) See slide 30 for important disclosures regarding the non - GAAP financial measures adjusted EBITDA, free cash flow and distributab le cash flow. Note forecasts assume MVP in - service date of 12/31/2020. Adjusted EBITDA ($B) (1) Distributable Cash Flow ($B) (1) DCF Coverage Free Cash Flow ($B) (1) ~$1.8 billion Free Cash Flow 2021 - 2023 13% CAGR 2020 - 2023

ETRN Emerging as a Strong C-Corp Business

Fundamentals support long-term value creation

Highly predicable cash flow profile

Long-term contracts

Retained Free Cash Flow (after total CAPEX and dividends)

Clear de-levering plan

Retained Free Cash Flow ($B)[2]


$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
($0.2)
($0.4)
($0.6)
($0.8)
($0.69)
$0.00
$0.28
$0.72
2020E
2021E
2022E
2023E

~$1 billion Retained Free Cash Flow 2021 - 2023

Revenue from Firm Reservation / MVCs[1]


2021 - 2023E Cumulative Revenue from Firm Reservation / MVCs
Total
Transmission
Gathering
Water
71%
88%
67%
60%
0%
20%
40%
60%
80%
100%
~58% of 2019 revenue from firm reservation / MVCs

Leverage Ratio[2]


6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
5.6x
4.3x
4.0x
3.1x
2020E
2021E
2022E
2023E

~4.0x target exiting 2021

Forecasts assume MVP in-service date of 12/31/2020.

(1) Pro forma revenue projections do not include revenue contributions from MVP or MVP Southgate, which are accounted for as equity investments.

(2) Pro forma ETRN Consolidated Debt / (pro forma ETRN Adjusted EBITDA + deferred revenue). See slide 30 for important disclosures regarding the non-GAAP financial measures adjusted EBITDA & retained free cash flow.

17

Appendix 18

19 Pro Forma ETRN Forecast Summary (1) See slide 30 for important disclosures regarding non - GAAP financial measures. (2) Includes forecasted capital contributions to Mountain Valley Pipeline, LLC (MVP JV), 60% of Eureka Midstream CAPEX, and ongoi ng maintenance capital expenditures. (3) Pro forma ETRN Consolidated Debt / (pro forma ETRN Adjusted EBITDA + deferred revenue). See slide 30 for important disclosure s r egarding the non - GAAP financial measure adjusted EBITDA. $B (except leverage & coverage metrics) 2020E 2021E 2022E 2023E Net income attributable to ETRN $0.23 $0.43 $0.45 $0.49 Adjusted EBITDA (1) $0.92 $1.40 $1.46 $1.63 Distributable cash flow (1) $0.90 $0.94 $1.04 $1.30 Total capital expenditures (2) $1.27 $0.78 $0.62 $0.42 Free Cash Flow (1) ($0.28) $0.26 $0.54 $0.98 Retained free cash flow (1) ($0.69) $0.00 $0.28 $0.72 Leverage Ratio (3) 5.6x 4.3x 4.0x 3.1x DCF Coverage Ratio 2.2x 3.6x 4.0x 5.0x

Gas Gathering Agreement with EQT 20 Deal creates meaningful value for ETRN Increase in MVCs to drive predictable revenues • Increase from 2.0 Bcf/d to 3.0 Bcf/d • Incremental step - up in MVC upon MVP in - service (1) Long - term contract • 15 - year contract provides long - term stability Contract structure provides capital protections • Provides mileage limitations on obligations to build Rate relief coincides with MVP in - service • Rate relief limited to three years ($125MM, $140MM and $35MM) Single MVC allows EQT to optimize its development plans • Improves midstream capital efficiency through better planning and optimal system designs Improves customer relationship • Over 100,000 core WV acres dedicated for gathering services • Reduced credit assurance thresholds enhance EQT liquidity (1) See slide 6 for additional information regarding the MVC profile.

New water services agreement for Pennsylvania development • 5 - year MVC • Commences with MVP in - service • Generates $60 MM per year of firm water revenue • $20 MM higher per year revenue with new agreement Water Agreement with EQT 21 MVC for water services in PA enhances predictable cash flow profile

Potential for up to $60 MM per year of incremental cash flow • Applies to the 3 - year period beginning with MVP’s in - service but in no case extending beyond December 2024 EQT to pay cash to EQM in an amount equal to: • (i) 15% of every $0.01/MMBtu that the average quarterly NYMEX Henry Hub settlement price is above $2.50/MMBtu and, if applicable, above $2.70/MMBtu during any periods in 2024 multiplied by (ii) the applicable MVC volume for such quarter Henry Hub Upside 22 Structure allows EQM to participate in higher commodity price environment

Net Impact to Cash Flows 23 $MM 2020E 2021E 2022E 2023E Commercial Agreements: Gas gathering agreement $0 $(125) $(140) $(35) PA water MVC (1) $0 $20 $20 $20 Henry Hub upside (2) $0 $0 - $60 $0 - $60 $0 - $60 Net cash flow impact of commercial agreements $0 $(105) - $(45) $(120) - $(60) $(15) - $45 Rate relief for share purchase $0 $[ $(145) ] $(90) $0 Net cash flow impact of commercial agreements & share purchase $0 $ (250) - $(190) $(210) - $(150) $(15) - $45 Assumes 12/31/2020 MVP in - service. (1) See slide 21 for additional information regarding the PA water MVC. (2) See slide 22 for additional information regarding the Henry Hub upside potential.

Organizational Chart 24 59.9% LP Interest Non - economic GP Interest 40.1% LP Interest EQM Public ETRN Public Convertible Preferred 19.9% Interest $1,200 MM Preferred 80.1% Interest Current Structure Pro Forma Structure 100.0% LP Interest Non - economic GP Interest ETRN Public (Private) Convertible Preferred 94.0% Interest 6.0% Interest $600 MM Preferred

Dividend and Capital Allocation Policy

Retained free cash flow provides path to quickly de-lever

Dividend Policy

ETRN annual dividend of $0.60 per share

Designed to achieve key financial objectives:

- **~4.0x leverage ratio exiting 2021**
- **Positive retained free cash flow exiting 2021**

Capital allocation policy provides flexibility for future dividend increases, share buyback program, and/or further debt reduction

ETRN Consolidated Debt ($B)



Expect to utilize MVP JV level debt upon MVP in-service, resulting in ~$1 B of debt reduction
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2020E
2021E
2022E
2023E

See slide 30 for important disclosures regarding the non-GAAP financial measure retained free cash flow.

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Financing Plan 26 Ample liquidity to execute plan Financing and Liquidity Convertible Preferred EQM senior notes, EQM Term Loan A and EQM revolver will remain outstanding after the acquisition ETRN retired $600 MM ETRN Term Loan B and $600 MM of the EQM Series A Convertible Preferred Units to be repurchased by EQM (1) • Financing through debt transactions including borrowings under the EQM revolver EQM revolver provides ample liquidity • Approximately $2.4 billion available under EQM revolver as of December 31, 2019 $600 MM of EQM Series A Convertible Preferred Units to be exchanged for $600 MM ETRN Series A Convertible Preferred Shares ETRN Series A Convertible Preferred Shares: • Quarterly cash distribution based on 9.75% annual coupon through Q1 2024, thereafter the coupon rate is floating • Convertible into ETRN common stock after April 2021 • Priced at $19.99 per share to reflect the acquisition exchange ratio (1) EQM Series A Convertible Preferred Unit purchase concurrent with the closing of the EQM acquisition by ETRN.

Cautionary Statement

This communication contains certain forward-looking statements within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended (the Exchange Act), and Section 27A of the United States Securities Act of 1933, as amended (the Securities Act), concerning ETRN and EQM, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of ETRN and EQM, as well as assumptions made by, and information currently available to, such management. Words such as "could," "will," "may," "assume," "forecast," "position," "predict," "strategy," "expect," "intend," "plan," "estimate," "anticipate," "believe," "project," "budget," "potential," or "continue," and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN, EQM and their respective affiliates, including whether the proposed transactions will be completed, as expected or at all, and the timing of the closing of the proposed transactions; and whether the conditions to the proposed transactions can be satisfied. These statements are subject to various risks and uncertainties, many of which are outside the parties' control. Factors that could cause actual results to differ materially from those in the forward-looking statements include guidance regarding EQM's gathering, transmission and storage and water service revenue and volume growth, including the anticipated effects associated with the new Gas Gathering and Compression Agreement and related documents entered into with EQT Corporation (EQT) as described herein (collectively, the EQT Global GGA); projected revenue (including from firm reservation fees and MVCs) and expenses, and the effect on projected revenue associated with the EQT Global GGA; the ultimate gathering fee relief provided to EQT under the EQT Global GGA and related agreements; ETRN's and EQM's ability to de-lever; forecasted adjusted EBITDA, net income, distributable cash flow, free cash flow, retained free cash flow, leverage ratio, coverage ratio, and deferred revenue; the weighted average contract life of gathering, transmission and storage contracts; infrastructure programs (including the timing, cost, capacity and sources of funding with respect to gathering, transmission and storage and water expansion projects); the cost, capacity, timing of regulatory approvals, final design and targeted in-service dates of current projects; the ultimate terms, partners and structure of Mountain Valley Pipeline, LLC (MVP JV) and ownership interests therein; expansion projects in EQM's operating areas and in areas that would provide access to new markets; EQM's ability to provide produced water handling services and realize expansion opportunities and related capital avoidance; ETRN's and EQM's ability to identify and complete acquisitions and other strategic transactions, including joint ventures, and effectively integrate transactions (including Eureka Midstream Holdings, LLC and Hornet Midstream Holdings, LLC) into ETRN's and EQM's operations, and achieve synergies, system optionality and accretion associated with transactions, including through increased scale; EQM's ability to access commercial opportunities and new customers for its water services business, and the final terms of any definitive water services agreement between EQT and EQM related to the letter agreement between the parties in respect of water services (Water Services Letter Agreement); any further credit rating impacts associated with MVP, customer credit ratings changes, including EQT's, and defaults, acquisitions and financings and any further changes in ETRN's or EQM's respective credit ratings; the timing and amount of future issuances or repurchases of securities; effects of conversion of EQM securities in connection with ETRN's proposed acquisition of EQM or otherwise; effects of seasonality; expected cash flows and MVCs, including those associated with the EQT Global GGA and any definitive agreement between EQT and EQM related to the Water Services Letter Agreement; capital commitments; projected capital contributions and capital and operating expenditures, including the amount and timing of reimbursable capital expenditures, capital budget and sources of funds for capital expenditures; dividend and distribution amounts and timing and rates, including the effect thereon of completion of the MVP project and expected changes announced by ETRN and EQM on February 27, 2020 in connection with ETRN's proposed acquisition of EQM; the effect and outcome of pending and future litigation and regulatory proceedings; changes in commodity prices and the effect of commodity prices on EQM's business; liquidity and financing requirements, including sources and availability; interest rates; ETRN's, EQM's and EQM's subsidiaries' respective abilities to service debt under, and comply with the covenants contained in, their respective credit agreements; expectations regarding production volumes in EQM's areas of operations; ETRN's and EQM's abilities to achieve the anticipated benefits associated with the execution of the EQT Global GGA and the Water Services Letter Agreement; the effects of government regulation; and tax status and position. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN and EQM have based these forward-looking statements on current expectations and assumptions about future events. While ETRN and EQM consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond ETRN's and/or EQM's control. The risks and uncertainties that may affect the operations, performance and results of ETRN's and EQM's business and forward-looking statements include, but are not limited to, those set forth under (i) Item 1A, "Risk Factors" in ETRN's Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the SEC), as may have been updated by Part II, Item 1A, "Risk Factors," of ETRN's subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as Item 1A, "Risk Factors" in ETRN's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC, and (ii) Item 1A, "Risk Factors" in EQM's Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC, as may have been updated by Part II, Item 1A, "Risk Factors," of EQM's subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as Item 1A, "Risk Factors" in EQM's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC. Any forward-looking statement speaks only as of the date on which such statement is made, and neither ETRN nor EQM intends to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. ETRN and EQM assume no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

27

No Offer or Solicitation; Participants in the Solicitation 28 This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe f or or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, no r s hall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a pr ospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascerta ine d, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by u se of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any fac ility of a national securities exchange, of any such jurisdiction. ETRN, EQM, EQM’s general partner and their respective directors and executive officers may be deemed to be participants in th e s olicitation of proxies in connection with the proposed transactions. Information regarding the directors and executive officers of ETRN is contained in ETRN’s Form 10 - K for t he year ended December 31, 2018 and definitive proxy statement filed with the SEC on April 26, 2019. Information regarding the directors and executive officers of EQM’s general partner is contained in EQM’s Form 10 - K for the year ended December 31, 2018. Additional information regarding the interests of participants in the solicitati on of proxies in connection with the proposed transactions will be included in the proxy statement/prospectus.

In connection with their proposed transactions, ETRN and EQM intend to file a registration statement on Form S - 4, containing a j oint proxy statement/prospectus (the Form S - 4) with the SEC. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that ETRN or EQM may file with the SEC or send to the shareholders of ETRN or the unitholders of EQM in connection with the proposed transacti ons . SHAREHOLDERS OF ETRN AND UNITHOLDERS OF EQM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S - 4 AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN IF AND WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WI LL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. When available, investors and security holders will be able to obtain copies of the se documents, including the proxy statement/prospectus, and any other documents that may be filed with the SEC with respect to the proposed transactions free o f c harge at the SEC’s website, http://www.sec.gov or as described in the following paragraph. The documents filed with the SEC by ETRN may be obtained free of charge at its website (www.equitransmidstream.com) or by req ues ting them by mail at Equitrans Midstream Corporation, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271 - 760 0. The documents filed with the SEC by EQM may be obtained free of charge at its website (www.eqm - midstreampartners.com) or by requesting them by mail at EQM Midstream Partners, LP, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271 - 7600. Where You Can Find More Information 29

Non-GAAP Measures

As used in this presentation, Adjusted EBITDA means net income plus net interest expense, depreciation, amortization of intangible assets, payments on the preferred interest in EQT Energy Supply, LLC, non-cash long-term compensation expense and transaction costs, proportional ownership share of MVP JV EBITDA less equity income, AFUDC - equity, and adjusted EBITDA attributable to noncontrolling interest.

As used in this presentation, distributable cash flow means adjusted EBITDA plus deferred revenue, less net interest expense excluding interest income on the Preferred Interest, capitalized interest and AFUDC - debt, ongoing maintenance capital expenditures net of expected reimbursements, cash distributions earned by Series A preferred unitholders, proportional ownership share of MVP JV interest expense, and proportional ownership share of MVP JV maintenance capital expenditures.

As used in this presentation free cash flow means distributable cash flow plus changes in net working capital, less growth capital expenditures (excluding 40% of Eureka growth capital expenditures), and capital contributions to MVP JV.

As used in this news release, retained free cash flow means free cash flow less ETRN dividends.

Adjusted EBITDA, distributable cash flow, free cash flow and retained free cash flow are non-GAAP supplemental financial measures that management and external users of ETRN's and EQM's consolidated financial statements, such as industry analysts, investors, lenders, and rating agencies, may use to assess:

- ETRN's and EQM's operating performance as compared to other publicly traded companies in the midstream energy industry without regard to historical cost basis or, in the case of adjusted EBITDA, financing methods
- The ability of ETRN's and EQM's assets to generate sufficient cash flow to make distributions to ETRN's shareholders and EQM's unitholders, as applicable
- ETRN's and EQM's ability to incur and service debt and fund capital expenditures and capital contributions
- The viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities

ETRN and EQM believe that adjusted EBITDA, distributable cash flow, free cash flow, and retained free cash flow provide useful information to investors in assessing ETRN's and EQM's financial condition and results of operations. Adjusted EBITDA, distributable cash flow, free cash flow, and retained free cash flow should not be considered as alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA, distributable cash flow, free cash flow, and retained free cash flow have important limitations as an analytical tool because they exclude some, but not all, items that affect net income, operating income and net cash provided by operating activities. Additionally, because these non-GAAP metrics may be defined differently by other companies in ETRN's and EQM's industry, ETRN's and EQM's definitions of Adjusted EBITDA, distributable cash flow, free cash flow, and retained free cash flow may not be comparable to similarly titled measures of other companies, thereby diminishing the utility of the measures. Distributable cash flow, free cash flow and retained free cash flow should not be viewed as indicative of the actual amount of cash that ETRN and EQM have available for dividends and distributions, as applicable, or that ETRN or EQM plan to distribute and are not intended to be liquidity measures.

30